UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2017

GREENHILL & CO., INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32147

Delaware	51-0500737
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 Park Avenue New York, New York	10022
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (212) 389-1500

Former name or former address, if changed since last report: NOT APPLICABLE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 8 – Other Events

        Item 8.01. Other Events.

On October 9, 2017, Greenhill & Co., Inc., a Delaware corporation (“Greenhill” or the “Company”), issued a press release announcing revised plans for a recapitalization and major share repurchase, including (i) the expansion of the tender offer commenced on September 27, 2017 (the “Tender Offer”) to repurchase up to 12,000,000 shares of its Common Stock, par value $0.01 per share (the “Shares”), increased from 9,000,000 Shares, at a price per Share equal to $17.25, up from a price per Share equal to $17.00, (ii) the upsizing of the Term Loan B financing to $350,000,000, up from $300,000,000 and (iii) the expansion of the size of the contemplated Share repurchase (including the Tender Offer) up to $285,000,000, increased from $235,000,000. The Company expects to amend the Tender Offer to reflect the amended terms shortly. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

        Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being furnished as part of this Report.

Exhibit Number	Description

99.1	Press Release of Greenhill & Co., Inc. dated October 9, 2017.

Additional Information and Where to Find It

This Form 8-K and the attached press release are for informational purposes only, are not a recommendation to buy or sell Shares or any other securities, and are neither an offer to purchase nor a solicitation of an offer to sell Shares or any other securities. The terms and conditions of the Tender Offer are set forth in the Tender Offer Statement on Schedule TO (including all exhibits thereto), dated September 27, 2017, as amended, filed with the United States Securities and Exchange Commission (the “Commission”) by the Company. Stockholders should read carefully the Offer to Purchase, Letter of Transmittal and related materials, as amended, because they contain important information, including the various terms of, and conditions to, the Tender Offer. Stockholders may obtain a free copy of the Tender Offer statement on Schedule TO, the Offer to Purchase, Letter of Transmittal, any amendments to any of the foregoing and any other documents filed by the Company with the Commission at the Commission’s website at www.sec.gov or the investor relations section of Greenhill’s website at www.greenhill.com.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Greenhill & Co., Inc. dated October 9, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenhill & Co., Inc.

Date: October 10, 2017	By:	/s/ Ricardo Lima
Name: Ricardo Lima
Title: Secretary